UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2007

SENSATA TECHNOLOGIES B.V.

(Exact name of Registrant as specified in its charter)

The Netherlands	000-1381272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Sensata Technologies, Inc.

529 Pleasant Street

Attleboro, MA 02703

(Address of Principal executive offices, including Zip Code)

(508) 236-3800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02	Results of Operations and Financial Condition
Item 9.01	Financial Statements and Exhibits

SIGNATURES

Item 2.02	Results of Operations and Financial Condition.

On February 28, 2007, Sensata Technologies B.V. issued a press release announcing its financial results for the quarter and year ended December 31, 2006. The press release is attached hereto as exhibit 99.1 and incorporated by reference herein.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1 February 28, 2007 press release entitled “Sensata Technologies B.V. Announces Results for the Fourth Quarter and Fiscal Year 2006” (furnished pursuant to Item 2.02).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES B.V.

/s/ Jeffrey Cote
Date: February 28, 2007	Name:	Jeffrey Cote
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	February 28, 2007 press release entitled “Sensata Technologies B.V. Announces Results for the Fourth Quarter and Fiscal Year 2006”